Exhibit 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 19, 1999, in the Registration Statement (Form SB-2) and related Prospectus of East/West Communications, Inc.

                                                           /S/ Ernst & Young LLP


Stamford, Connecticut
March 31, 1999